Exhibit 32.2

CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Hanmi Financial Corporation (the “Company”) on Form 10-Q for the three month ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hyun-Kee Hong, Controller and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(c)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(d)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003

/s/ Hyun-Kee Hong

Vice President & Controller
[Principal Financial Officer]

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.